1 The Global Leader in Midsize Wide-Body Leasing and Operating Solutions Investor Meetings April 2015 Joe Hete President & Chief Executive Officer Quint Turner Chief Financial Officer

Except for historical information contained herein, the matters discussed in this presentation contain forward- looking statements that involve risks and uncertainties. There are a number of important factors that could cause Air Transport Services Group's ("ATSG's") actual results to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, changes in the market demand for our assets and services; the number and timing of deployments of our aircraft; our operating airlines' ability to maintain on-time service and control costs, and other factors that are contained from time to time in ATSG's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers should carefully review this presentation and should not place undue reliance on ATSG's forward-looking statements. These forward-looking statements were based on information, plans and estimates as of the date of this presentation. ATSG undertakes no obligation to update any forward- looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes. Safe Harbor Statement 2

Differentiated Business Model ATSG provides the world’s only comprehensive source of turn-key solutions for customers seeking midsize freighter services 3

Value Creation Begins with Conversions Converted Aircraft Fleet Conversion process intended to yield more than 20 years of additional useful life; ATSG’s aircraft average less than 6 years since conversion Total Gross Avg. Yrs. In Svc. Proj. Remaining Fair Market Type Owned Payload (lbs.) Since Conversion Useful Life Value** 767-200 F 36 99,000 7 10+ 767-300 F 10 125,000 3 20+ 757-200 F 4 68,000 5 15+ 757-200 Combi* 4 58,000 2 15+ Total 54 $905M * Combis designed to transport a combination of passengers and cargo on the main deck. ** ATSG estimate based on 2014 appraisal for bank financing. 4

Improved Market Dynamics Source: IATA Overall Air Freight Growth 2014-2015 % Change, Y-o-Y, Total Market Improved market dynamics have resulted in an increased demand for medium range freighters Promising Trends • Consistent air cargo growth in 2H 2014 • Declining fuel prices • Target customers have improved market confidence • Pent-up demand in some regional markets • Integrators, express freight growing faster than cargo 4.5% 2.9% 5.9% 3.2% 4.7% 2.3% 5.8% 5.1% 5.2% 5.4% 4.2% 4.9% 3.2% 11.7% JAN FEB MAR APR MAY JUN JUL AUG SEP OCT NOV DEC JAN FEB 2014 2015 5

Wet Lease or ACMI 767 Turn-Key Solution • 767-300 • 767-200 • 757-200 • Flat panel cockpits • Engine power- by-the-hour • Best-in-class efficiency The Global Leader of Medium Wide-Body Operating and Leasing Solutions Medium Range Aircraft Options • Quick start • Begin with wet lease using ABX or ATI • Test business assumptions and economics • Build business lane • Low risk • Maintenance program bridging • Technical support • Manual services • Crew training • Certification support Transition To Dry Lease Support Services Ongoing Support • Heavy and line maintenance • AOG support • Spare aircraft • C-check coverage • Spare engines • Component services • Engineering services • Develop customized lease program • Aircraft fresh from C-check • Select nav, and program options • Develop implementation plan to replace wet lease 6

25 5 5 2 12 7 6 2 7 1 5 3 0 5 10 15 20 25 30 35 ATSG* Cargojet** Atlas/Polar Air 21 MNG myCargo Star Air*** ULS * ATSG totals include, as of YE2014, 767 freighter aircraft operated by ATSG airlines ABX Air and Air Transport International, including 15 dry-leased to DHL through 2019 operated by ABX Air under CMI. ** Five 767-200F and one 767-300F operated by Cargojet are owned by ATSG’s Cargo Aircraft Management (CAM) subsidiary and provided under long-term dry leases. *** One 767-200F operated by Star Air is leased from CAM. B767-300F B767-200F A300-600F A300-B4F A310-300F Global Sources of Medium Wide-Body Freighters (ACMI Basis) Number of Aircraft by Type Unrivaled Leader in Medium Wide-Body SOURCE: ACAS Data 7

New Leases with Longtime Customers 1Q 2014 1Q 2015 One ACMI 767-200F Three Dry-Leased 767-200Fs Two Dry-Leased 767-300Fs 1Q 2014 1Q 2015 Two Dry-Leased 767-200Fs Three Dry-Leased 767-200Fs Five Dry-Leased 767-200Fs One Dry-Leased 767-300F 1Q 2014 8

DHL Network U.S. Military 15 DHL - U.S. 13 Other Carriers 5 ATI 12 ABX Air 28 External Leases 17 Internal Leases (ACMI) 767-200F 767-300F Leases extended through March 2019 Piloted by ABX Air crews under CMI 46 Owned 767s in Service 757-200F 757-200 Combi 8 Internal Leases (ACMI) to ATI 8 Owned 757s in Service 5 Amerijet, 2019-20 6 Cargojet, 2015-16 1 West Atlantic, 2019 1 Star, 2016 As of April 15, 2015 Cargo Aircraft Deployments Portfolio of leased and operated assets offer customer flexibility, incremental returns 1 767 Unassigned 9

37 36 29 27 25 26 24 24 24 24 24 24 24 48 48 11 12 19 21 23 22 24 24 24 24 24 24 24 Four-Year Extension With DHL 767 Freighter Lease Term Additions* April 1, 2015 March 31, 2019 ≤ 48  Maintains ABX/CAM role as principal provider of air cargo transport for DHL’s North American network.  CMI term extends from March 2015 through March 2019, with 12-month extension option.  Options for DHL to add 767 freighters, upgrade 200Fs to 300Fs.  CMI fixed revenue increases commensurate with number of leased aircraft, additional covered services.  CAM/ABX compensated for maintenance expenses under overall fee. 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 Aircraft lease months remaining under original seven-year leases Additional lease months added under new agreement, or in DHL Network under short-term arrangements; to be leased through 3/2019 In DHL Network under short-term arrangements; DHL option to add. Amended CMI 10 Months

2014 Results  Revenue reflects added dry lease revenues, offset by loss of Mideast business  Pre-tax income, EPS gains reflect improved results from ACMI operations, offset by more depreciation from fleet additions  Adjusted EBITDA benefits from cost reductions, dry lease deployments, combi fleet transition to 757s Strong Results From Reduced Operating Costs, More Aircraft Deployments • Non-GAAP metric. See table at end of this presentation for reconciliation to nearest GAAP results. 2013 2014 Adjusted EBITDA* $M 2013 2014 Revenues $M $M 2013 2014 Adjusted Pre-Tax Income* (Cont. Oper.) 2013 2014 Adjusted EPS* (Cont. Oper. Diluted) $158 $179 $0.51 $0.56 $52 $57 $580 $590 11

2.7x 1.8x 1.9x 2.2x 2.4x 1.9x 2009 2010 2011 2012 2013 2014 Debt Obligations / Adjusted EBITDA* • Adjusted EBITDA is a non-GAAP metric. Debt Obligations are as of end of year. See table at end of this presentation for reconciliation to nearest GAAP results. Strong Capital Base Strong Adjusted EBITDA generation, moderate financial leverage, minimal off- balance-sheet liabilities yield strong cash flow in 2014, good foundation for 2015 12

$166 $181 $163 $158 $179 $180E Adjusted EBITDA* Improving cash flow, based on the world’s largest fleet of converted midsize freighters Growing Cash Flow Opportunity 2010 2011 2012 2013 2014 * Non-GAAP metric. See table at end of this presentation for reconciliation to nearest GAAP results. $Millions 2015E $148 $231 $180 $140 $133 $86E 0 50 100 150 200 250 Capex + Investment + Pension Cash Contribution 13

Highlights and Outlook  Unique model augments leasing-driven base return on 100% owned aircraft fleet with complete packaged air cargo solutions  Dominant market share in midsize freighter class key to ‘spoke’ transport among global and regional air cargo hubs  Reduced cost structure through fleet and airline streamlining, freighter conversion investments in most efficient, reliable Boeing 757 & 767 airframes  Sustained cash flow from continuing aircraft deployments with DHL, U.S. Military  Reduced capital commitment as fleet upgrades completed; greater opportunity for other free cash allocation options 14

Expanding Free Cash Flow Creates Options 15

Non-GAAP Reconciliation Statement

Reconciliation Stmt. ($ in 000s except Ratios)	2009	2010	2011	2012	2013	2014
GAAP Pre-tax Earnings (Loss) from Cont. Oper.	**$ 45,358**	**$ 63,317**	**$ 40,860**	**$ 66,320**	**$ (359)**	**$ 51,776**
Impairment Charges	-	-	27,144	-	52,585	-
Pension Settlement	-	-	-	-	-	6,700
Severance & Retention Activities	(16,727)	(3,549)	-	-	-	-
Net Deriv. Loss (Gain) and Credit Agrmt Termination			7,767	(1,879)	(631)	(1,096)
Adjusted Pre-tax Earnings from Cont. Oper.*	**$ 28,631**	**$ 59,768**	**$ 75,771**	**$ 64,441**	**$ 51,595**	**$ 57,380**
Interest Income	(449)	(316)	(179)	(136)	(74)	(92)
Interest Expense	26,881	18,675	14,181	14,383	14,249	13,937
Depreciation and amortization	83,964	87,594	91,063	84,477	91,749	108,254
Adjusted EBITDA from Cont. Oper.*	**$ 139,027**	**$ 165,721**	**$ 180,836**	**$ 163,165**	**$ 157,519**	**$ 179,479**
Debt Obligations - end of period	$ 377,427	$ 302,528	$ 346,904	$ 364,481	$ 384,515	$ 344,094
Debt Obligations/Adjusted EBITDA Ratio*	**2.71**	**1.83**	**1.92**	**2.23**	**2.44**	**1.92**
Earnings (loss) per Share (Diluted), Cont. Oper.					$ (0.31)	$ 0.49
Impairment Charges					$ 0.82	
Pension Settlement						$ 0.07
Adjusted Earnings (Loss) per Share (Diluted), Cont. Oper.					$ 0.51	$ 0.56

Adjusted Pre-Tax Earnings from Continuing Operations, Adjusted EBITDA from Continuing Operations, Adjusted Earnings (Loss) Per Share (Diluted) from Continuing Operations, Debt Obligations/Adjusted EBITDA Ratio and Adjusted Net Leverage Ratio are non-GAAP financial measures and should not be considered alternatives to net income or any other performance measure derived in accordance with GAAP. Adjusted Pre-Tax Earnings from Continuing Operations excludes pre-tax earnings from the severance and retention agreement with DHL that ended in 2010, gains or losses from derivative instruments, impairment charges for aircraft, goodwill & intangibles, costs from termination of credit agreements, and pension settlement costs. Adjusted EBITDA from Continuing Operations is defined as EBITDA (Pretax Earnings (loss) from Continuing Operations Before Income Taxes minus Interest Income, plus Interest Expense and plus Depreciation and Amortization) excluding results from Severance & Retention Activities, gains or losses in derivative instruments, impairment charges for aircraft, goodwill & intangibles, costs from termination of credit agreements, and pension settlement costs. Debt Obligations/Adjusted EBITDA Ratio is defined as Debt Obligations (Long-term Debt Obligations plus Current Portion of Debt Obligations at end of period) divided by Adjusted EBITDA from Continuing Operations. Adjusted Net Leverage Ratio is defined as Debt Obligations minus Cash and Cash Equivalents, divided by Adjusted EBITDA from Continuing Operations. Adjusted Earnings (Loss) per Share (Diluted) from Continuing Operations is defined as Earnings (Loss) per Share (Diluted) from Continuing Operations excluding impairment charges for aircraft, goodwill & intangibles, and pension settlement costs.

Management uses these adjusted financial measures in conjunction with GAAP finance measures to monitor and evaluate its performance, including as a measure of financial strength. Adjusted Pre-tax Earnings, Adjusted EBITDA and Debt Obligations/Adjusted EBITDA Ratio should not be considered in isolation or as a substitute for analysis of the Company's results as reported under GAAP, or as alternative measures of liquidity.